UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 10, 2006


                           WHITNEY HOLDING CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


    Louisiana                      0-1026                         72-6017893
-----------------               -------------                -------------------
 (State or Other                 (Commission                   (IRS Employer
 Jurisdiction of                 File Number)                Identification No.)
  Incorporation)

              228 St. Charles Avenue, New Orleans, Louisiana 70130
         --------------------------------------------------------------
         (Addresses of Principal Executive Offices, including Zip Code)

                                 (504) 586-7272
              ----------------------------------------------------
              (Registrant's Telephone Number, including Area Code)

                           ---------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [  ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)
    [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)
    [  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))
    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.        Regulation FD Disclosure

        New Orleans, Louisiana. Whitney Holding Corporation (NASDAQ--WTNY) announced today that Thomas L. Callicutt, Jr., Executive Vice President and Chief Financial Officer, will be participating in a Gulf Coast panel discussion concerning the economic impact of Hurricanes Katrina and Rita at the Cohen Bros. & Co., Inc. 2nd Annual Investor Conference at The Mandarin Oriental Hotel in
New York City on Tuesday, March 14, 2006. A live webcast of the conference will be available at http://www.investorcalendar.com/CEPage.asp?ID=100554. The same link may be used to access replays of the presentation following the conference.

Item 9.01.        Financial Statements and Exhibits

         (c) Exhibits

                     99.1 News Release dated March 10, 2006


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           WHITNEY HOLDING CORPORATION


                                    By:  /s/Thomas L. Callicutt, Jr.
                                         ----------------------------------
                                         Thomas L. Callicutt, Jr.
                                         Executive Vice President
                                         and Chief Financial Officer

                                    Date:  March 10, 2006
                                          ---------------------------------

                                  EXHIBIT INDEX

Exhibit
Number                                      Description
-------                                 -------------------
 99.1                            News Release dated March 10, 2006

Exhibit 99.1




                                 [WHITNEY LOGO]

                           WHITNEY HOLDING CORPORATION
                             228 ST. CHARLES AVENUE
                              NEW ORLEANS, LA 70130
                               www.whitneybank.com

                                  NEWS RELEASE

CONTACT: Thomas L. Callicutt, Jr.                         FOR IMMEDIATE RELEASE
         504/552-4591                                     March 10, 2006



                  WHITNEY HOLDING CORPORATION TO PARTICIPATE IN
             COHEN BROS. & CO., INC. 2ND ANNUAL INVESTORS CONFERENCE

         New Orleans, Louisiana. Whitney Holding Corporation (NASDAQ--WTNY) announced today that Thomas L. Callicutt, Jr., Executive Vice President and Chief Financial Officer, will be participating in a Gulf Coast panel discussion concerning the economic impact of Hurricanes Katrina and Rita at the Cohen Bros. & Co., Inc. 2nd Annual Investor Conference at The Mandarin Oriental Hotel in
New York City on Tuesday, March 14, 2006. A live webcast of the conference will be available at http://www.investorcalendar.com/CEPage.asp?ID=100554. The same link may be used to access replays of the presentation following the conference.

         Whitney Holding Corporation, through its banking subsidiary Whitney National Bank, serves the five-state Gulf Coast region stretching from Houston, Texas; across southern Louisiana and the coastal region of Mississippi; to central and south Alabama; the panhandle of Florida; and the Tampa Bay metropolitan area of Florida.

                                      -END-